FIRST AMENDMENT TO THE
                          CHAMPION ENTERPRISES, INC.
                     1995 STOCK OPTION AND INCENTIVE PLAN


     Pursuant to resolutions adopted by the Board of Directors of Champion Enterprises, Inc. ("Company") on August 11, 1995, and subject to shareholder approval at the Company's next annual meeting, the 1995 Stock Option and Incentive Plan ("Plan") is hereby amended effective August 31, 1995 as follows:


     1.    An additional 725,000 shares of the Company's Common
Stock shall be reserved for issuance under the Plan, and the first sentence of Section 1.6 "Stock," shall be amended and restated in its entirety to read as follows:

     The Corporation has reserved 1,375,000 shares of the Corporation's Common Stock for issuance under the Plan.

     2. The annual cap on option shares that may be granted under the Plan shall be increased to 750,000 shares, and the second sentence in Section 2.1 "Grant of Options" shall be amended and restated in its entirety to read as follows:

     Provided, however, that no Employee may be granted Options and Stock Appreciation Rights during any one fiscal year to purchase more than 750,000 shares of Common Stock.

     3. Article V, "Performance Share Awards is amended by the addition of Section 5.3 "Performance Share Awards Granted
Under Code Section 162(m)" to read as follows:


     5.3   Performance Share Awards Granted Under Code Section
     162(m).

           5.3   Performance Share Awards Granted Under Code
     Section 162(m). The Committee, at its discretion, may designate certain Performance Share Awards as granted pursuant to Code Section 162(m). Such Performance Share Awards must comply with the following additional requirements, which override any other provision set forth in this Article V:

           5.3   Grant of Performance Share Awards.

                 (a) The Committee, at its discretion, may grant Code Section 162(m) Performance Share Awards based upon pre-established, objective performance goals that are intended to satisfy the performance-based compensation requirements of Code Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, a Performance Share Award also may be subject to goals and restrictions in addition to the performance requirements.

                 (b) Each Code Section 162(m) Performance Share Award shall be based upon the attainment of specified levels of Corporation or Subsidiary performance during a specified performance period, as measured by any or all of the following: earnings (as measured by net income, net income per share, operating income or operating income per share), sales growth and market capitalization.

                 (c) For each designated performance period, the Committee shall (i) select those Employees who shall be eligible to receive a Code Section 162(m) Performance Share Award, (ii) determine the performance period, which may be a three, four, or five fiscal year period, (iii) determine the target levels of Corporation or Subsidiary performance, and
     (iv) determine the Performance Award to be paid to each selected Employee. The Committee shall make the foregoing determinations prior to the commencement of services to which a Performance Share Award relates (or within the permissible time-period established under Code Section 162(m)) and while the outcome of the performance goals and targets is uncertain.

           (d) For each performance period, the Committee shall certify, in writing: (i) if the Corporation has attained the performance targets, and (ii) the cash or number of shares (or combination thereof) pursuant to the Performance Share Award that shall be paid to each selected Employee (or the number of shares that are to become freely transferable, if a Performance Share Award is granted subject to attainment of the designated performance goals). The Committee, may not waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Share Award.

           (e) Code Section 162(m) Performance Share Awards may be granted in two different forms, at the discretion of the Committee. Under one form, the Employee shall receive a Performance Share Award that consists of a legended certificate of Common Stock, restricted from transfer prior to the satisfaction of the designated performance goals and restrictions, as determined by the Committee and specified in the Employee's Agreement. Prior to satisfaction of the performance goals and restrictions, the Employee shall be entitled to vote the Performance Shares. Further, any dividends paid on such shares during the performance/restriction period automatically shall be reinvested on behalf of the Employee in additional performance shares under the Plan, and such additional shares shall be subject to the same performance goals and restrictions as the other shares under the Performance Share Award. No shares under a Performance Share Award shall become transferable until the Committee certifies in writing that the performance goals and restrictions have been satisfied.

           (f) Under the second form, the Employee shall receive an Agreement from the Committee that specifies the performance goals and restrictions that must be satisfied before the Company shall issue the payment, which may be cash, a designated number of shares of Common Stock or a combination of the two. Any certificate for shares under such form of Performance Share Award shall be issued only after the Committee certifies in writing that the performance goals and restrictions have been satisfied.

           (g) No Employee, in any one fiscal year of the Company, shall be granted a Performance Share Award to receive more than 50,000 shares of Common Stock.

           (h) Except as provided in this Article V of the Plan, the shares pursuant to a Performance Share Award granted hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the applicable performance targets and other restrictions are satisfied, as shall be certified in writing by the Committee. All rights with respect to a Performance Share Award granted hereunder shall apply only to such Employee or the Employee's legal representative.

           (i) In addition to any legends placed on certificates pursuant to paragraph (h), each certificate representing shares under a Performance Share Award shall bear the following legend:

           The sale or other transfer of the shares of
           stock represented by this certificate,
           whether voluntary, involuntary or by
           operation of law, is subject to certain
           restrictions on transfer set forth in the
           Champion Enterprises, Inc. 1995 Stock Option
           and Incentive Plan ("Plan"), rules and
           administrative guidelines adopted pursuant to
           such Plan and a Performance Share Agreement
           dated              ,     .  A copy of the
           Plan, such rules and such Performance Share
           Agreement may be obtained from the General
           Counsel of Champion Enterprises, Inc.

           (j) Except as otherwise provided in this Article V of the Plan, and subject to applicable federal and state securities laws, shares covered by each Performance Share
     Award made under the Plan shall become freely transferable by the Employee after the Compensation Committee has certified that the applicable performance targets and restrictions have been satisfied. Once the shares are released from the restrictions, the Employee shall be entitled to have the legend required by paragraph (i) removed from the applicable Common Stock certificate.

     4. Article IV, "Restricted Stock" is amended by the addition of Section 4.10 "Restricted Stock Awards granted Under
Code Section 162(m)" to read as follows:

     4.10 Restricted Stock Awards Granted Under Code Section 162(m). The Committee, at its discretion, may designate certain Restricted Stock Awards as granted pursuant to Code
     Section 162(m). Such Restricted Stock Awards must comply with the following additional requirements, which override any other provision set forth in this Article IV:

           (a) Each Code Section 162(m) Restricted Stock Award shall be based upon pre-established, objective performance goals that are intended to satisfy the performance-based compensation requirements of Code Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, a Restricted Stock Award also may be subject to goals and restrictions in addition to the performance requirements.

           (b) Each Code Section 162(m) Restricted Stock Award shall be based upon the attainment of specified levels of Corporation or Subsidiary performance during a specified performance period, as measured by any or all of the following: earnings (as measured by net income, net income per share, operating income or operating income per share), sales growth and market capitalization.

           (c) For each designated performance period, the Committee shall (i) select those Employees who shall be eligible to receive a Restricted Stock Award, (ii) determine the performance period, which may be a three, four, or five fiscal year period, (iii) determine the target levels of Corporation or Subsidiary performance, and (iv) determine the number of shares subject to a Restricted Stock Award to be paid to each selected Employee. The Committee shall make the foregoing determinations prior to the commencement of services to which a Restricted Stock Award relates (or within the permissible time-period established under Code
     Section 162(m)) and while the outcome of the performance goals and targets is uncertain.

           (d) For each performance period, the Committee shall certify, in writing: (i) if the Corporation has attained the performance targets, and (ii) the number of shares pursuant to the Restricted Stock Award that are to become freely transferable. The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Restricted Stock Award.

           (e) Any dividends paid during the Restriction Period automatically shall be reinvested on behalf of the Employee in additional shares of Restricted Stock under the Plan, and such additional shares shall be subject to the same performance goals and restrictions as the other shares under the Restricted Stock Award. No shares under a Code Section 162(m) Restricted Stock Award shall become transferable until the Committee certifies in writing that the performance goals and restrictions have been satisfied.

           (f) No Employee, in any one fiscal year of the Company, shall be granted a Code Section 162(m) Restricted
     Stock Award for more than 50,000 shares of Common Stock.

           (g) Except as provided in this Article IV of the Plan, the shares pursuant to a Restricted Stock Award granted hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the applicable performance targets and other restrictions are satisfied, as shall be certified in writing by the Committee. All rights with respect to a Performance Share Award granted hereunder shall apply only to such Employee or the Employee's legal representative.

           (h) Except as otherwise provided in this Article IV of the Plan, and subject to applicable federal and state securities laws, shares covered by each Restricted Stock
     Award made under the Plan shall become freely transferable by the Employee after the Compensation Committee has certified that the applicable performance targets and restrictions have been satisfied. Once the shares are released from the restrictions, the Employee shall be entitled to have the legend required by Section 4.5 of the Plan removed from the applicable Common Stock certificate.

     5. Section 7.2 of the Plan, entitled "Restricted Stock," shall be amended with the addition of the following provision at the end of Section 7.2:

     Notwithstanding the foregoing, the Committee shall not waive any restrictions on a Code Section 162(m) Restricted Stock Grant, but the Committee may include a provision in an Employee's Code Section 162(m) Restricted Stock Agreement stating that upon the Employee's termination of employment due to (i) death, (ii) Disability, or (iii) involuntary termination by the Company without Cause prior to the attainment of the associated performance goals and the termination of the Restriction Period, that the performance goals and restrictions shall be deemed to have been satisfied on a pro rata basis, so that the number of shares that become freely transferable shall be based on the Employee's full number of months of employment during the Restriction Period, and the Employee shall forfeit the remaining shares and his rights to such forefited shares shall terminate in full.

     6. Section 7.3 of the Plan shall be amended by the addition of the following language at the end of Section 7.3:

     Notwithstanding the foregoing, the Committee shall not waive any restrictions on a Code Section 162(m) Performance Share Award, but the Committee may include a provision in an Employee's Code Section 162(m) Performance Share Award Agreement stating that upon the Employee's termination of employment due to (i) death, (ii) Disability, or (iii) involuntary termination by the Company without Cause prior to the attainment of the associated performance goals and restrictions, that the performance goals and restrictions shall be deemed to have been satisfied on a pro rata basis, so that the number of shares that become freely transferable shall be based on the Employee's full number of months of employment during the employment period, and the Employee shall forfeit the remaining shares and his rights to such forfeited shares shall terminate in full.

     7. Section 7.5 of the Plan shall be amended and restated in its entirety to read as follows:

     7.5 Other Provisions. The transfer of an Employee from one corporation to another among the Corporation and any of its Subsidiaries, or a leave of absence under the leave policy of the Corporation or any of its Subsidiaries shall not be a termination of employment for purposes of the Plan, unless a provision to the contrary is expressly stated by the Committee in a Participant's Agreement issued under the Plan.